UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009 (March 24, 2009)

GMAC LLC

(Exact name of registrant as specified in its charter)

Delaware	1-3754	38-0572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to the Governance Agreement

In connection with GMAC LLC (“GMAC” or the “Company”) becoming a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), General Motors Corporation (“GM”) and Cerberus Capital Management, L.P. (“Cerberus”) each committed to significantly reduce the Company’s common membership interests (“Common Membership Interests”) that are currently held by each of their affiliates (the “Equity Transfers”). In connection with the Equity Transfers, GM agreed to transfer the Common Membership Interests it acquired on January 16, 2009 to a trust to be established by GM, GM Finance Co. Holdings LLC (“GM HoldCo”) or one or more of their affiliates to hold Common Membership Interests of the Company (the “UST Trust”), with a trustee designated by the United States Department of the Treasury (the “Treasury”), and to transfer additional Common Membership Interests to a separate trust to be established by GM, GM HoldCo, or one or more of their affiliates and managed by an independent trustee (the “GM Trust”). GM will be the beneficiary of both trusts. Furthermore, on January 16, 2009, GMAC entered into a Governance Agreement with the Treasury, FIM Holdings LLC, an affiliate of Cerberus (“FIM”) and GM HoldCo, pursuant to which the parties agreed to establish a new Board of Managers of GMAC (the “New Board”). The Equity Transfers have not yet taken place.

Following discussions with the Staff of the Federal Reserve Board of Governors, on March 24, 2009, GMAC, FIM, GM HoldCo and the Treasury also entered into an amendment (the “Governance Amendment”) to the Governance Agreement pursuant to which the parties established the composition of an interim Board of Managers of GMAC (the “Interim Board”) to remain in place from March 24, 2009 until the earlier of (i) such time as the UST Trust has been established and its designees have been appointed to the Board of Managers and (ii) May 22, 2009 (the “Interim Period”).

The Interim Board will be comprised of seven Managers as follows: (i) one Manager (the “FIM Manager”) designated (1) by FIM or (2) under certain circumstances, by affiliates of Cerberus, (ii) the chief executive officer of the Company (the “CEO”), (iii) two executive officers of the Company appointed by the CEO (the “CEO Appointments”) and (iv) the three independent Managers currently serving on GMAC’s Board of Managers (the “Independent Managers”). The Governance Amendment also provides that any vacancies among the Independent Managers that arise during the Interim Period will be filled as agreed among FIM, GM HoldCo and Treasury. Any vacancies among the CEO Appointments will be filled with another executive officer of the Company appointed by the CEO. Any Manager other than the CEO or the FIM Manager appointed pursuant to the Governance Amendment may be removed for cause by a majority vote of the holders of the Company’s Common Membership Interests.

Copies of the Governance Agreement and the Governance Amendment are included as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Amendment to the LLC Agreement

On March 24, 2009, GM HoldCo and FIM, each as members of GMAC, entered into a Third Amended and Restated Limited Liability Company Operating Agreement of GMAC (the “Third Amended and Restated LLC Agreement”). The Third Amended and Restated LLC Agreement contains amendments to, among other things, (i) remove certain control rights previously allocated to FIM and GM HoldCo, (ii) make certain changes necessary in order to implement the terms of the Governance Agreement and the Governance Amendment, (iii) implement shareholder approval rights with respect to certain corporate and other actions, (iv) remove certain transfer restrictions with respect to the Company’s Common Membership Interests in connection with the Company’s conversion to a Bank Holding Company under the BHC Act and (v) remove provisions related to the call option provided to GM pursuant to the GMAC Purchase and Sale Agreement, dated as of April 2, 2006, which is no longer in effect.

A copy of the Third Amended and Restated LLC Agreement is included as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary of certain provisions of the Third and Restated LLC Agreement is qualified in its entirety by reference thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2009, in connection with the Governance Agreement, the Governance Amendment and the Company becoming a bank holding company under the BHC Act, the following persons resigned or were removed from the Board of Managers effective immediately: Lenard B. Tessler, Mark A. Neporent, Frank W. Bruno, Seth P. Plattus, Frederick (Fritz) A. Henderson, Ray G. Young, Mark R. LaNeve and Walter G. Borst.

On March 24, 2009, pursuant to the Governance Agreement and the Governance Amendment, the following persons were appointed to the Interim Board effective immediately: Stephen Feinberg (the FIM Manager), Alvaro G. de Molina (the CEO), Robert Hull and Samuel Ramsey (the CEO Appointments).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Limited Liability Company Operating Agreement, dated as of March 24, 2009.

10.1	Governance Agreement, dated as of January 16, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury, incorporated by reference to Exhibit 10.1 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 21, 2009

10.2	Amendment No. 1 to the Governance Agreement, dated as of March 24, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2009

GMAC LLC

By:	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Third Amended and Restated Limited Liability Company Operating Agreement, dated as of March 24, 2009.

10.1	Governance Agreement, dated as of January 16, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury, incorporated by reference to Exhibit 10.1 filed with GMAC’s Current Report on Form 8-K filed with the SEC on January 21, 2009

10.2	Amendment No. 1 to the Governance Agreement, dated as of March 24, 2009, by and between GMAC LLC, FIM Holdings LLC, GM Finance Co. Holdings LLC and the United States Department of the Treasury.

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